UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2026

Rhinebeck Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-38779	83-2117268
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2 Jefferson Plaza, Poughkeepsie, New York		12601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:    (845) 454-8555

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RBKB	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2026, Rhinebeck Bancorp, Inc. (the “Company”) appointed Suzanne Rhulen Loughlin to the Board of Directors of the Company, effective immediately. Ms. Loughlin was appointed to each of the Compensation Committee and the Governance and Nominating Committee of the Board of Directors.

Ms. Loughlin is a co-founder and Executive Vice President of CrisisRisk Strategies, LLC. Before serving in this role, Ms. Loughlin served for two years as Chief Administrative Officer and General Counsel of a public company that provided support services for companies contracting with the government. In 2005, she founded Firestorm Solutions, LLC, a crisis management and planning consultancy which was sold in 2017. Before founding Firestorm, Ms. Loughlin was employed by Frontier Insurance Group, a publicly traded insurance holding company for 15 years, where her positions included in-house counsel, Managing Attorney of the in-house law firm, and Chief Administrative Officer of the public holding company. She also served as a director of the public insurance holding company. Ms. Loughlin serves as a board member of Hudson Valley Pattern for Progress and President of the Trevor Loughlin Foundation. Ms. Loughlin has served as a director of Rhinebeck Bank, the wholly-owned subsidiary of the Company, since 2011 and served as a director from 2019 until December 17, 2025.

There are no arrangements or understandings between Ms. Loughlin and any other persons pursuant to which she was selected as a director.  No information is required to be disclosed with respect to Ms. Loughlin pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RHINEBECK BANCORP, INC.

Date: August 18, 2026	By:	/s/ Matthew J. Smith
Matthew J. Smith
President and Chief Executive Officer